UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	January 1, 2012 — June 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|12

Semiannual report

Putnam VT Research Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

Stock markets around the world continue to exhibit volatility due to Europe’s unresolved sovereign debt crisis, China’s decelerating economy, and slower-than-expected economic growth in the United States.

At the end of June, however, the European summit in Brussels offered evidence that policymakers were taking positive steps toward resolving the eurozone’s debt crisis. Although a lasting resolution remains to be seen, investors were heartened by the European developments, and the rally that came on the final day of the month pushed stocks to their best June in more than a decade. This performance followed a sharp market sell-off in May.

Putnam’s fundamental, bottom-up investment approach is well suited to uncovering opportunities in today’s volatile market environment, while seeking to guard against downside risk. In this climate, it is also important to rely on the expertise of your financial advisor, who can help you maintain a long-term focus and balanced investment approach.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/12)

Investment objective

Capital appreciation

Net asset value June 30, 2012

Class IA: $12.80	Class IB: $12.79

Total return at net asset value

(as of 6/30/12)†	Class IA shares*	Class IB shares*	S&P 500 Index

6 months	9.47%	9.37%	9.49%

1 year	2.95	2.67	5.45

5 years	–3.18	–4.34	1.09
Annualized	–0.64	–0.88	0.22

10 years	51.67	48.03	68.13
Annualized	4.25	4.00	5.33

Life	57.69	52.77	71.69
Annualized	3.37	3.13	4.01

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: September 30, 1998.

† Recent performance may have benefited from one or more legal settlements.

S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/12. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Research Fund 1

Report from your fund’s manager

How would you characterize the investment environment for the six months ended June 30, 2012?

While volatility continued to define the market environment throughout the first half of 2012, it was a tale of two different quarters. In the first three months of the year, stocks posted their strongest first-quarter gains in more than a decade. The largest advances came from stocks of cyclical companies, which tend to perform better during periods of economic growth and thereby inspire greater investor confidence. Strong U.S. corporate earnings also helped drive market performance during the first quarter of 2012. That growth momentum not only stalled during the second quarter, but also began to backslide. This change of fortune came amid signs that the eurozone sovereign debt crisis was reigniting, economic activity in the emerging markets was continuing to slow, and the U.S. economy’s growth trajectory was flattening out. On balance, most equity markets advanced slightly during the past six months, but the pace of the advance decelerated as the period drew to a close.

How did the fund perform within this volatile environment?

Despite volatile market conditions, our focus on higher-quality companies helped the fund perform well for the six-month period. Our bottom-up fundamental research helped us identify a variety of attractive opportunities — stocks that we think can grow faster than their peers, regardless of the economic backdrop — and our security selection within the industrials and consumer discretionary sectors in particular made the strongest contributions to the fund’s performance. The fund’s holdings in mid-capitalization companies also made notable contributions, again thanks to our dedicated research capabilities. On the downside, stock selection in the energy sector detracted from results, as slackening demand and falling oil prices cut into the revenues of many large energy companies and weighed on their stock prices.

Which sectors or investment themes revealed areas of opportunity?

We found a number of areas of opportunity during the period. Perhaps most exciting is that U.S. housing continued to rebound off a deep cyclical trough, and we were able to capitalize on this trend with a variety of housing-related stocks. The rebound in housing is meaningful because of its ramification for improving employment rates and creating consumer wealth. In other sectors, many companies have begun to gain competitive advantages because of lower energy prices. Many companies in the United States and elsewhere have benefited from strong balance sheets, which has helped to drive increased capital deployment. We also believe there are exciting innovation and emerging investment opportunities in areas such as cancer drug development. Although Europe is struggling at the moment, we believe there are some misunderstood businesses there, especially companies that are domiciled in the eurozone but are not particularly exposed to the region’s onerous debt dynamics.

What is your outlook for equity markets and the fund over the near term?

We believe there are many strong businesses with dominant franchises that could see outstanding growth in a stable economic environment, and decent growth if the global economy or regional economies should take a turn for the worse. Higher-quality companies with strong earnings potential relative to their peers are the types of companies we seek to take advantage of in the fund. We believe our entrepreneurial approach to research —in which analysts adopt a targeted focus on the companies and earnings-related factors they think matter most — should put us in a strong position to generate attractive return potential for our shareholders.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Current and future portfolio holdings are subject to risk. The price of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

Your fund’s managers

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. A CFA charterholder, he joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your fund’s managers are Kelsey Chen, Ph.D.; Steven W. Curbow; Neil P. Desai; Ferat Ongoren; and Walter D. Scully.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Research Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2012, to June 30, 2012. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/12		for the 6 months ended 6/30/12

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.37	$5.67	$4.22	$5.47

Ending value
(after expenses)	$1,094.70	$1,093.70	$1,020.69	$1,019.44

Annualized
expense ratio	0.84%	1.09%	0.84%	1.09%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/12. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Research Fund 3

The fund’s portfolio 6/30/12 (Unaudited)

COMMON STOCKS (97.1%)*	Shares	Value

Aerospace and defense (4.1%)
Embraer SA ADR (Brazil)	4,982	$132,172

General Dynamics Corp.	968	63,849

Honeywell International, Inc.	15,488	864,850

L-3 Communications Holdings, Inc. S	6,666	493,351

Northrop Grumman Corp. S	3,491	222,691

Precision Castparts Corp.	1,333	219,265

Raytheon Co.	1,200	67,908

United Technologies Corp.	2,053	155,063

		2,219,149
Air freight and logistics (1.0%)
C.H. Robinson Worldwide, Inc.	600	35,118

Expeditors International of Washington, Inc.	700	27,125

FedEx Corp.	1,599	146,484

United Parcel Service, Inc. Class B	4,158	327,484

		536,211
Airlines (—%)
Delta Air Lines, Inc. †	2,200	24,090

		24,090
Auto components (0.3%)
American Axle & Manufacturing Holdings, Inc. † S	2,200	23,078

BorgWarner, Inc. † S	400	26,236

Goodyear Tire & Rubber Co. (The) † S	1,500	17,715

Johnson Controls, Inc. S	3,691	102,278

		169,307
Automobiles (0.3%)
Ford Motor Co. S	16,651	159,683

Tesla Motors, Inc. † S	700	21,903

		181,586
Beverages (1.2%)
Beam, Inc.	1,618	101,109

Coca-Cola Co. (The)	1,500	117,285

Coca-Cola Enterprises, Inc.	11,158	312,870

PepsiCo, Inc. S	1,651	116,660

		647,924
Biotechnology (1.2%)
Affymax, Inc. † S	12,600	162,288

Amgen, Inc.	2,686	196,185

Celgene Corp. †	958	61,465

Dendreon Corp. † S	7,235	53,539

Gilead Sciences, Inc. †	1,700	87,176

United Therapeutics Corp. † S	1,900	93,822

		654,475
Building products (0.4%)
Fortune Brands Home & Security, Inc. †	4,274	95,182

Owens Corning, Inc. †	4,100	117,014

		212,196
Capital markets (1.4%)
Ameriprise Financial, Inc.	1,272	66,475

BlackRock, Inc.	290	49,248

Charles Schwab Corp. (The) S	5,111	66,085

E*Trade Financial Corp. †	1,100	8,844

Franklin Resources, Inc.	702	77,915

Invesco, Ltd.	2,325	52,545

Legg Mason, Inc.	782	20,621

Morgan Stanley	6,506	94,923

State Street Corp. S	6,512	290,696

T. Rowe Price Group, Inc.	631	39,728

		767,080

COMMON STOCKS (97.1%)* cont.	Shares	Value

Chemicals (2.2%)
Air Products & Chemicals, Inc.	2,000	$161,460

Airgas, Inc.	500	42,005

CF Industries Holdings, Inc.	298	57,735

Dow Chemical Co. (The) S	5,960	187,740

E.I. du Pont de Nemours & Co.	3,128	158,183

Eastman Chemical Co. S	1,200	60,444

FMC Corp. S	600	32,088

Monsanto Co.	2,442	202,149

Mosaic Co. (The)	1,400	76,664

PPG Industries, Inc.	685	72,692

Praxair, Inc.	300	32,619

Tronox, Ltd. Class A † S	1,000	120,720

		1,204,499
Commercial banks (2.5%)
BB&T Corp.	3,115	96,098

Comerica, Inc.	878	26,963

Fifth Third Bancorp	4,087	54,766

First Horizon National Corp. S	1,159	10,025

Huntington Bancshares, Inc.	3,840	24,576

KeyCorp	4,230	32,740

M&T Bank Corp.	564	46,569

PNC Financial Services Group, Inc.	2,350	143,609

Regions Financial Corp.	6,313	42,613

SunTrust Banks, Inc.	2,367	57,352

U.S. Bancorp S	1,115	35,858

Wells Fargo & Co.	23,545	787,345

Zions Bancorp.	818	15,886

		1,374,400
Commercial services and supplies (0.3%)
Iron Mountain, Inc. S	900	29,664

Republic Services, Inc.	2,300	60,858

Waste Management, Inc. S	1,500	50,100

		140,622
Communications equipment (1.8%)
Cisco Systems, Inc.	23,631	405,744

F5 Networks, Inc. †	200	19,912

Juniper Networks, Inc. † S	2,500	40,775

Motorola Solutions, Inc.	1,200	57,732

Qualcomm, Inc.	8,250	459,360

		983,523
Computers and peripherals (5.9%)
Apple, Inc. †	4,203	2,454,554

EMC Corp. †	6,000	153,780

Hewlett-Packard Co.	14,510	291,796

NetApp, Inc. †	1,500	47,730

SanDisk Corp. †	6,653	242,701

		3,190,561
Construction and engineering (0.1%)
Fluor Corp.	1,200	59,208

		59,208
Consumer finance (1.2%)
American Express Co.	4,526	263,458

Capital One Financial Corp.	4,700	256,902

Discover Financial Services	2,400	82,992

SLM Corp.	2,700	42,417

		645,769
Distributors (—%)
Genuine Parts Co.	200	12,050

		12,050

4 Putnam VT Research Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value

Diversified financial services (3.3%)
Bank of America Corp.	15,467	$126,520

Citigroup, Inc.	23,350	640,024

CME Group, Inc.	243	65,151

IntercontinentalExchange, Inc. †	150	20,397

JPMorgan Chase & Co.	22,861	816,824

Leucadia National Corp.	700	14,889

Moody’s Corp.	1,000	36,550

Nasdaq OMX Group, Inc. (The)	770	17,456

NYSE Euronext	1,300	33,254

		1,771,065
Diversified telecommunication services (2.9%)
AT&T, Inc.	25,000	891,500

CenturyLink, Inc.	2,659	105,004

Verizon Communications, Inc.	12,964	576,120

		1,572,624
Electric utilities (2.2%)
American Electric Power Co., Inc.	3,500	139,650

Duke Energy Corp.	6,300	145,278

Edison International	2,574	118,919

Exelon Corp.	2,900	109,098

FirstEnergy Corp.	1,723	84,754

NextEra Energy, Inc.	2,200	151,382

Progress Energy, Inc.	800	48,136

Southern Co. (The)	5,400	250,020

XCEL Energy, Inc.	4,200	119,322

		1,166,559
Electrical equipment (—%)
GrafTech International, Ltd. †	800	7,720

		7,720
Electronic equipment, instruments, and components (0.3%)
Corning, Inc.	2,859	36,967

TE Connectivity, Ltd. (Switzerland)	4,300	137,213

		174,180
Energy equipment and services (1.8%)
Baker Hughes, Inc. S	1,611	66,212

Cameron International Corp. †	7,620	325,450

Schlumberger, Ltd.	8,630	560,173

		951,835
Food and staples retail (1.3%)
Costco Wholesale Corp.	370	35,150

CVS Caremark Corp.	4,886	228,323

Walgreen Co.	1,805	53,392

Wal-Mart Stores, Inc.	5,619	391,757

		708,622
Food products (1.5%)
Archer Daniels-Midland Co.	2,849	84,102

Bunge, Ltd.	300	18,822

DE Master Blenders 1753 NV (Netherlands) †	11,977	135,048

Hershey Co. (The)	2,676	192,752

Hillshire Brands Co.	2,395	69,431

Mead Johnson Nutrition Co.	2,493	200,711

Post Holdings, Inc. †	3,314	101,906

		802,772
Health-care equipment and supplies (1.8%)
Baxter International, Inc.	4,050	215,258

Boston Scientific Corp. †	6,925	39,265

CareFusion Corp. †	2,290	58,807

Covidien PLC (Ireland)	3,959	211,807

Edwards Lifesciences Corp. † S	259	26,755

COMMON STOCKS (97.1%)* cont.	Shares	Value

Health-care equipment and supplies cont.
Intuitive Surgical, Inc. †	100	$55,379

Medtronic, Inc.	1,620	62,743

St. Jude Medical, Inc.	3,227	128,790

Stryker Corp. S	2,386	131,469

Teleflex, Inc.	497	30,272

Zimmer Holdings, Inc. S	600	38,616

		999,161
Health-care providers and services (1.9%)
Aetna, Inc.	2,820	109,331

AmerisourceBergen Corp.	1,921	75,591

CIGNA Corp.	2,116	93,104

Express Scripts Holding Co. †	4,836	269,994

Health Management Associates, Inc. Class A †	6,300	49,455

McKesson Corp. S	1,232	115,500

UnitedHealth Group, Inc.	5,100	298,350

		1,011,325
Health-care technology (0.3%)
Cerner Corp. †	700	57,862

SXC Health Solutions Corp. (Canada) †	800	79,368

		137,230
Hotels, restaurants, and leisure (1.6%)
Las Vegas Sands Corp.	1,756	76,368

McDonald’s Corp.	5,227	462,746

Vail Resorts, Inc. S	2,560	128,205

Wyndham Worldwide Corp.	4,015	211,751

		879,070
Household durables (0.8%)
D.R. Horton, Inc. S	6,014	110,537

Newell Rubbermaid, Inc.	14,995	272,009

SodaStream International, Ltd. (Israel) † S	600	24,582

		407,128
Household products (2.0%)
Colgate-Palmolive Co. S	3,745	389,855

Energizer Holdings, Inc. † S	786	59,147

Procter & Gamble Co. (The)	10,180	623,525

		1,072,527
Independent power producers and energy traders (0.2%)
AES Corp. (The) †	6,028	77,339

Calpine Corp. †	1,530	25,260

		102,599
Industrial conglomerates (2.7%)
General Electric Co. S	47,933	998,924

Tyco International, Ltd.	8,323	439,871

		1,438,795
Insurance (3.6%)
ACE, Ltd.	1,800	133,434

Aflac, Inc.	5,500	234,245

Allstate Corp. (The)	4,100	143,869

Aon PLC (United Kingdom)	2,370	110,869

Assured Guaranty, Ltd. (Bermuda)	6,450	90,945

Berkshire Hathaway, Inc. Class B †	3,925	327,070

Chubb Corp. (The) S	1,460	106,317

Everest Re Group, Ltd. S	400	41,396

Hartford Financial Services Group, Inc. (The) S	5,500	96,965

Marsh & McLennan Cos., Inc.	3,700	119,251

MetLife, Inc.	6,600	203,610

Prudential Financial, Inc.	2,500	121,075

Travelers Cos., Inc. (The)	2,300	146,832

XL Group PLC	4,400	92,576

		1,968,454

Putnam VT Research Fund 5

COMMON STOCKS (97.1%)* cont.	Shares	Value

Internet and catalog retail (1.4%)
Amazon.com, Inc. †	1,590	$363,077

HomeAway, Inc. † S	2,994	65,090

Priceline.com, Inc. †	492	326,944

		755,111
Internet software and services (1.6%)
Baidu, Inc. ADR (China) †	1,536	176,609

eBay, Inc. †	4,926	206,941

Facebook, Inc. Class A † S	1,500	46,680

Google, Inc. Class A †	776	450,134

		880,364
IT Services (3.4%)
Accenture PLC Class A	2,600	156,234

Automatic Data Processing, Inc.	2,137	118,945

Cognizant Technology Solutions Corp. †	1,269	76,140

Computer Sciences Corp.	700	17,374

Fidelity National Information Services, Inc.	1,100	37,488

Fiserv, Inc. †	651	47,015

IBM Corp.	4,237	828,672

MasterCard, Inc. Class A	475	204,302

Paychex, Inc.	1,328	41,712

Total Systems Services, Inc.	700	16,751

Visa, Inc. Class A	2,183	269,884

Western Union Co. (The)	2,675	45,047

		1,859,564
Leisure equipment and products (0.4%)
Hasbro, Inc. S	7,194	243,661

		243,661
Life sciences tools and services (0.5%)
Agilent Technologies, Inc.	2,437	95,628

Thermo Fisher Scientific, Inc.	2,964	153,861

		249,489
Machinery (1.3%)
Deere & Co. S	1,335	107,961

Eaton Corp.	1,684	66,737

Ingersoll-Rand PLC	732	30,876

Joy Global, Inc.	1,337	75,848

Pall Corp. S	409	22,417

Stanley Black & Decker, Inc. S	3,196	205,695

Terex Corp. †	2,600	45,951

Timken Co.	2,061	94,373

Titan International, Inc.	1,900	46,548

Xylem, Inc.	820	20,639

		717,045
Media (3.4%)
Comcast Corp. Class A S	12,662	404,804

DIRECTV Class A †	3,200	156,224

Interpublic Group of Companies, Inc. (The)	9,980	108,283

News Corp. Class A	12,043	268,438

Time Warner Cable, Inc.	1,100	90,310

Time Warner, Inc. S	10,262	395,087

Walt Disney Co. (The) S	8,162	395,857

		1,819,003
Metals and mining (0.7%)
Alcoa, Inc. S	2,400	21,000

Allegheny Technologies, Inc.	400	12,756

Cliffs Natural Resources, Inc. S	800	39,432

First Quantum Minerals, Ltd. (Canada)	600	10,608

Freeport-McMoRan Copper & Gold, Inc.
Class B (Indonesia)	3,469	118,189

Goldcorp, Inc. (Canada)	100	3,758

Newmont Mining Corp.	2,000	97,020

COMMON STOCKS (97.1%)* cont.	Shares	Value

Metals and mining cont.
Nucor Corp. S	1,300	$49,270

Walter Energy, Inc.	400	17,664

		369,697
Multiline retail (1.5%)
Dollar General Corp. † S	3,681	200,210

Macy’s, Inc.	5,205	178,792

Nordstrom, Inc. S	3,773	187,480

Target Corp.	4,331	252,021

		818,503
Multi-utilities (1.0%)
Ameren Corp.	2,347	78,718

Consolidated Edison, Inc.	1,000	62,190

Dominion Resources, Inc.	3,100	167,400

National Grid PLC ADR (United Kingdom)	871	46,154

PG&E Corp.	1,319	59,711

SCANA Corp.	1,200	57,408

Sempra Energy	700	48,216

		519,797
Office electronics (0.1%)
Xerox Corp.	5,988	47,126

		47,126
Oil, gas, and consumable fuels (8.6%)
Alpha Natural Resources, Inc. †	1,600	13,936

Anadarko Petroleum Corp.	4,965	328,683

Chevron Corp.	5,790	610,845

ConocoPhillips	1,000	55,880

CONSOL Energy, Inc.	1,300	39,312

EOG Resources, Inc.	2,046	184,365

Exxon Mobil Corp.	22,997	1,967,853

Hess Corp.	5,504	239,149

Marathon Oil Corp.	16,279	416,254

Noble Energy, Inc.	2,621	222,313

Occidental Petroleum Corp.	1,900	162,963

Southwestern Energy Co. † S	12,515	399,604

Spectra Energy Corp.	1,500	43,590

		4,684,747
Paper and forest products (0.3%)
International Paper Co. S	2,931	84,735

MeadWestvaco Corp.	1,900	54,625

		139,360
Personal products (0.7%)
Avon Products, Inc.	22,644	367,059

		367,059
Pharmaceuticals (6.3%)
Abbott Laboratories	5,855	377,472

Auxilium Pharmaceuticals, Inc. †	4,074	109,550

Bristol-Myers Squibb Co.	2,800	100,660

Johnson & Johnson	14,736	995,564

Merck & Co., Inc.	17,695	738,766

Pfizer, Inc.	40,885	940,355

Watson Pharmaceuticals, Inc. †	1,700	125,783

		3,388,150
Professional services (0.2%)
Dun & Bradstreet Corp. (The) S	212	15,088

Equifax, Inc.	500	23,300

Nielsen Holdings NV †	2,991	78,424

Robert Half International, Inc.	652	18,628

		135,440
Real estate investment trusts (REITs) (1.8%)
American Tower Corp. Class A	2,028	141,777

Boston Properties, Inc.	1,100	119,207

Equity Residential Trust	2,400	149,664

6 Putnam VT Research Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value

Real estate investment trusts (REITs) cont.
HCP, Inc.	1,400	$61,810

Prologis, Inc.	3,693	122,718

Public Storage	400	57,764

Simon Property Group, Inc.	1,792	278,943

Ventas, Inc.	500	31,560

Vornado Realty Trust	300	25,194

		988,637
Road and rail (0.3%)
Hertz Global Holdings, Inc. † S	2,500	32,000

Union Pacific Corp.	881	105,112

		137,112
Semiconductors and semiconductor equipment (2.2%)
Advanced Micro Devices, Inc. † S	39,057	223,797

Broadcom Corp. Class A †	400	13,520

Cymer, Inc. †	600	35,370

First Solar, Inc. † S	15,377	231,578

Intel Corp. S	7,200	191,880

Texas Instruments, Inc.	12,719	364,908

Xilinx, Inc. S	3,000	100,710

		1,161,763
Software (4.0%)
Autodesk, Inc. †	500	17,495

Electronic Arts, Inc. †	1,100	13,585

Microsoft Corp.	36,789	1,125,376

Oracle Corp.	24,199	718,710

Salesforce.com, Inc. † S	700	96,782

VMware, Inc. Class A † S	2,037	185,448

		2,157,396
Specialty retail (1.8%)
AutoZone, Inc. †	200	73,434

Bed Bath & Beyond, Inc. †	4,970	307,146

Best Buy Co., Inc. S	2,400	50,304

Dick’s Sporting Goods, Inc. S	300	14,400

Limited Brands, Inc.	697	29,643

Lowe’s Cos., Inc.	4,599	130,796

Office Depot, Inc. † S	3,500	7,560

O’Reilly Automotive, Inc. †	500	41,885

Staples, Inc. S	2,600	33,930

TJX Cos., Inc. (The)	6,008	257,923

		947,021
Textiles, apparel, and luxury goods (0.5%)
Coach, Inc. S	3,138	183,510

NIKE, Inc. Class B	754	66,186

		249,696
Thrifts and mortgage finance (0.1%)
Hudson City Bancorp, Inc.	2,359	15,027

People’s United Financial, Inc.	1,613	18,727

		33,754
Tobacco (2.5%)
Altria Group, Inc.	7,601	262,615

Lorillard, Inc. S	2,270	299,527

Philip Morris International, Inc.	9,059	790,488

		1,352,630

COMMON STOCKS (97.1%)* cont.	Shares	Value

Trading companies and distributors (0.1%)
WESCO International, Inc. † S	572	$32,919

		32,919
Water utilities (0.1%)
American Water Works Co., Inc.	1,700	58,276

		58,276
Wireless telecommunication services (0.2%)
Crown Castle International Corp. †	900	52,794

Sprint Nextel Corp. †	20,500	66,830

		119,624

Total common stocks (cost $47,640,999)		$52,427,260

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

Nielsen Holdings NV $3.125 cv. pfd.	804	$41,155

United Technologies Corp. $3.75 cv. pfd. †	1,931	101,744

Total convertible preferred stocks (cost $143,734)		$142,899

SHORT-TERM INVESTMENTS (16.2%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.22% [d]	7,139,295	$7,139,295

Putnam Money Market Liquidity Fund 0.12% [e]	1,540,816	1,540,816

U.S. Treasury Bills with an effective yield
of 0.172%, May 30, 2013 #	$1,000	998

U.S. Treasury Bills with effective yields ranging
from 0.163% to 0.170%, April 4, 2013 #	33,000	32,956

U.S. Treasury Bills with effective yields ranging
from 0.156% to 0.158%, February 7, 2013 #	43,000	42,958

Total short-term investments (cost $8,757,024)		$8,757,023

Total investments (cost $56,541,757)		$61,327,182

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2012 through June 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $53,974,821.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

Putnam VT Research Fund 7

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $1,480,695) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG

	Euro	Buy	7/18/12	$501,577	$492,997	$8,580

	Euro	Sell	7/18/12	501,577	494,578	(6,999)

	Euro	Sell	8/16/12	501,709	493,120	(8,589)

Total						$(7,008)

FUTURES CONTRACTS
OUTSTANDING
at 6/30/12	Number of		Expiration	Unrealized
(Unaudited)	contracts	Value	date	appreciation

S&P 500 Index (Long)	3	$1,017,300	Sep-12	$26,151

Total				$26,151

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$6,482,136	$—	$—

Consumer staples	4,816,486	135,048	—

Energy	5,636,582	—	—

Financials	7,549,159	—	—

Health care	6,439,830	—	—

Industrials	5,660,507	—	—

Information technology	10,454,477	—	—

Materials	1,713,556	—	—

Telecommunication services	1,692,248	—	—

Utilities	1,847,231	—	—

Total common stocks	52,292,212	135,048	—

Convertible preferred stocks	101,744	41,155	—

Short-term investments	1,540,816	7,216,207	—

Totals by level	$53,934,772	$7,392,410	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(7,008)	$—

Futures contracts	26,151	—	—

Totals by level	$26,151	$(7,008)	$—

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Research Fund

Statement of assets and liabilities
6/30/12 (Unaudited)

Assets

Investment in securities, at value, including $6,899,653 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $47,861,646)	$52,647,071

Affiliated issuers (identified cost $8,680,111) (Notes 1 and 6)	8,680,111

Dividends, interest and other receivables	94,131

Receivable for investments sold	1,287,297

Receivable for variation margin (Note 1)	33,771

Unrealized appreciation on forward currency contracts (Note 1)	8,580

Total assets	62,750,961

Liabilities

Payable for investments purchased	1,399,876

Payable for shares of the fund repurchased	86,297

Payable for compensation of Manager (Note 2)	24,517

Payable for investor servicing fees (Note 2)	7,800

Payable for custodian fees (Note 2)	6,247

Payable for Trustee compensation and expenses (Note 2)	58,733

Payable for administrative services (Note 2)	104

Payable for distribution fees (Note 2)	6,263

Unrealized depreciation on forward currency contracts (Note 1)	15,588

Collateral on securities loaned, at value (Note 1)	7,139,295

Other accrued expenses	31,420

Total liabilities	8,776,140

Net assets	$53,974,821

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$87,282,031

Undistributed net investment income (Note 1)	255,857

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(38,367,635)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,804,568

Total — Representing net assets applicable to capital shares outstanding	$53,974,821

Computation of net asset value Class IA

Net assets	$22,741,902

Number of shares outstanding	1,776,785

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$12.80

Computation of net asset value Class IB

Net assets	$31,232,919

Number of shares outstanding	2,442,445

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$12.79

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 9

Statement of operations
Six months ended 6/30/12 (Unaudited)

Investment income

Dividends (net of foreign tax of $231)	$584,236

Interest (including interest income of $320 from investments in affiliated issuers) (Note 6)	476

Securities lending (Note 1)	11,533

Total investment income	596,245

Expenses

Compensation of Manager (Note 2)	158,362

Investor servicing fees (Note 2)	28,096

Custodian fees (Note 2)	9,022

Trustee compensation and expenses (Note 2)	2,275

Administrative services (Note 2)	946

Distribution fees — Class IB (Note 2)	40,901

Auditing	19,802

Other	16,258

Total expenses	275,662

Expense reduction (Note 2)	(939)

Net expenses	274,723

Net investment income	321,522

Net realized gain on investments (Notes 1 and 3)	2,198,150

Net realized gain on swap contracts (Note 1)	2,259

Net realized gain on futures contracts (Note 1)	35,980

Net realized gain on foreign currency transactions (Note 1)	40,524

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(28,776)

Net unrealized appreciation of investments, futures contracts and swap contracts during the period	2,535,847

Net gain on investments	4,783,984

Net increase in net assets resulting from operations	$5,105,506

Statement of changes in net assets

	Six months ended	Year ended
	6/30/12*	12/31/11

Decrease in net assets

Operations:

Net investment income	$321,522	$581,634

Net realized gain on investments and foreign currency transactions	2,276,913	4,629,522

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	2,507,071	(5,949,572)

Net increase (decrease) in net assets resulting from operations	5,105,506	(738,416)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(303,049)	(269,283)

Class IB	(335,638)	(301,042)

Decrease from capital share transactions (Note 4)	(5,177,590)	(11,949,366)

Total decrease in net assets	(710,771)	(13,258,107)

Net assets:

Beginning of period	54,685,592	67,943,699

End of period (including undistributed net investment income of $255,857 and $573,022, respectively)	$53,974,821	$54,685,592

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Research Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/12†	$11.84	.08	1.05	1.13	(.17)	(.17)	$12.80	9.47*	$22,742	.42*	.64*	44*

12/31/11	12.13	.13	(.29)	(.16)	(.13)	(.13)	11.84	(1.41)	22,578.83		1.10	98

12/31/10	10.53	.10	1.64	1.74	(.14)	(.14)	12.13	16.61	26,891.81		.97	100

12/31/09	8.03	.11	2.52[e]	2.63	(.13)	(.13)	10.53	33.54[e]	27,306	.82[f]	1.28[f]	134

12/31/08	13.21	.12	(5.15)	(5.03)	(.15)	(.15)	8.03	(38.42)	24,422	.80[f]	1.08[f]	131

12/31/07	13.19	.13	(.02)	.11	(.09)	(.09)	13.21	.83	54,436	.79[f]	.93[f]	80

Class IB

6/30/12†	$11.81	.07	1.04	1.11	(.13)	(.13)	$12.79	9.37*	$31,233	.54*	.52*	44*

12/31/11	12.11	.10	(.30)	(.20)	(.10)	(.10)	11.81	(1.75)	32,108	1.08	.85	98

12/31/10	10.51	.08	1.63	1.71	(.11)	(.11)	12.11	16.38	41,053	1.06	.72	100

12/31/09	8.00	.09	2.52[e]	2.61	(.10)	(.10)	10.51	33.19[e]	44,283	1.07[f]	1.03[f]	134

12/31/08	13.14	.09	(5.12)	(5.03)	(.11)	(.11)	8.00	(38.54)	39,469	1.05[f]	.83[f]	131

12/31/07	13.12	.09	(.02)	.07	(.05)	(.05)	13.14	.56	83,046	1.04[f]	.68[f]	80

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd., which amounted to $0.06 per share outstanding as of March 13, 2009. This payment resulted in an increase to total returns of 0.76% for the year ended December 31, 2009.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.09%

12/31/08	0.07

12/31/07	<0.01

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 11

Notes to financial statements 6/30/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from January 1, 2012 through June 30, 2012.

Putnam VT Research Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value that is lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that they believe will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected futures earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in

12 Putnam VT Research Fund

realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund did not have any activity on written options contracts during the reporting period. For the reporting period, the transaction volume of purchased options contracts was minimal.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 1 futures contract outstanding for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $900,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific markets or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $8,000 on total return swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $7,008 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $7,140,918. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $7,139,295.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is

Putnam VT Research Fund 13

allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2011, the fund had a capital loss carryover of $39,656,872 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$27,715,014	$—	$27,715,014	12/31/16

11,941,858	—	11,941,858	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $57,529,431, resulting in gross unrealized appreciation and depreciation of $6,362,175 and $2,564,424, respectively, or net unrealized appreciation of $3,797,751.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 46.7% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $12 under the expense offset arrangements and by $927 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $45, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year

14 Putnam VT Research Fund

following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $24,446,991 and $31,024,424, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/12		Year ended 12/31/11		Six months ended 6/30/12		Year ended 12/31/11

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	18,238	$232,251	46,088	$549,144	7,663	$99,301	21,462	$243,637

Shares issued in connection with
reinvestment of distributions	22,837	303,049	21,220	269,283	25,293	335,638	23,723	301,042

	41,075	535,300	67,308	818,427	32,956	434,939	45,185	544,679

Shares repurchased	(171,059)	(2,193,723)	(377,043)	(4,593,895)	(308,553)	(3,954,106)	(717,785)	(8,718,577)

Net decrease	(129,984)	$(1,658,423)	(309,735)	$(3,775,468)	(275,597)	$(3,519,167)	(672,600)	$(8,173,898)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$8,580	Payables	$15,588

Equity contracts	Receivables, Net assets —
	Unrealized appreciation	26,151*	Payables	—

Total		$34,731		$15,588

*Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$40,536	$—	$40,536

Equity contracts	(11,701)	35,980	—	2,259	$26,538

Total	$(11,701)	$35,980	$40,536	$2,259	$67,074

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Futures	Forward currency contracts	Swaps	Total

Foreign exchange contracts	$—	$(28,721)	$—	$(28,721)

Equity contracts	26,151	—	(314)	$25,837

Total	$26,151	$(28,721)	$(314)	$(2,884)

Putnam VT Research Fund 15

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $320 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $5,493,032 and $4,006,513, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8 — New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011-04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively

Putnam VT Research Fund 17

small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

2nd	1st	2nd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 238, 221 and 193 funds, respectively,

18 Putnam VT Research Fund

in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Putnam VT Research Fund 19

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20 Putnam VT Research Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Investment Sub-Advisor	Legal Counsel	Robert E. Patterson
The Putnam Advisory Company, LLC	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Putnam VT Research Fund 21

This report has been prepared for the shareholders	H520
of Putnam VT Research Fund.	275820 8/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2012